Exhibit 99.3

                CERTIFICATION PURSUANT TO 18 U.S.C. SECTION 1350,
                             AS ADOPTED PURSUANT TO
                  SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002



          In connection with the Quarterly Report of The Charles Schwab Corporation (the "Company") on Form 10-Q for the period ended June 30, 2002 (the "Report"), I, Christopher V. Dodds, Executive Vice President and Chief Financial Officer of the Company, hereby certify, pursuant to 18 U.S.C. section 1350, as adopted pursuant to section 906 of the Sarbanes-Oxley Act of 2002, that to the best of my knowledge:

          (1) The Report fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

          (2) The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company for the periods presented therein.



/s/  Christopher V. Dodds                                 Date:  August 13, 2002
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Christopher V. Dodds
Executive Vice President and
Chief Financial Officer